UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 15, 2016 (March 10, 2016)

EVERSOURCE ENERGY

(Exact name of registrant as specified in its charter)

Massachusetts	001-5324	04-2147929
(State or other jurisdiction of organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Cadwell Drive Springfield, Massachusetts	01104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (413) 785-5871

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2

Financial Information

Item 2.03.

Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement or a Registrant

On March 10, 2016, Eversource Energy issued $250,000,000 aggregate principal amount of its Senior Notes, Series I, Due 2021 (the “2021 Notes”) and $250,000,000 aggregate principal amount of its Senior Notes, Series J, Due 2026 (the “2026 Notes” and, together with the 2021 Notes, the “Notes”), pursuant to an Underwriting Agreement, dated March 7, 2016 among Eversource Energy, and Barclays Capital Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and TD Securities (USA) LLC, as representatives of the several underwriters named therein.  The Notes are Eversource Energy’s unsecured obligations and were issued under a Seventh Supplemental Indenture, dated as of March 1, 2016, between Eversource Energy and The Bank of New York Mellon Trust Company, N.A., supplementing the Indenture between Eversource Energy and The Bank of New York Mellon Trust Company, N.A. (as successor trustee), dated as of April 1, 2002.  Interest on the 2021 Notes is payable semi-annually on March 15 and September 15 of each year, beginning September 15, 2016, at the rate of 2.50% per year, and interest on the 2026 Notes is payable semi-annually on March 15 and September 15 of each year, beginning September 15, 2016, at the rate of 3.35% per year.  The 2021 Notes will mature on March 15, 2021 and the 2026 Notes will mature on March 15, 2026.

Section 9

Financial Statements and Exhibits

Item 9.01.

Financial Statements and Exhibits

(d)

Exhibits

Exhibit No.	Description
1	Underwriting Agreement, dated March 7, 2016, among Eversource Energy and the Underwriters named therein
4.1	Seventh Supplemental Indenture establishing the terms of the Notes, dated March 1, 2016, between Eversource Energy and The Bank of New York Mellon Trust Company, N.A., as Trustee
4.2	Form of 2021 Notes (included as Exhibit A to the Seventh Supplemental Indenture filed herewith as Exhibit 4.1)
4.3	Form of 2026 Notes (included as Exhibit B to the Seventh Supplemental Indenture filed herewith as Exhibit 4.1)
5	Legal opinion of Kerry J. Tomasevich, Esq. relating to the validity of the Notes (includes consent)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVERSOURCE ENERGY

(Registrant)

March 15, 2016

By:

/S/ PHILIP J. LEMBO

Philip J. Lembo

Vice President and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
1	Underwriting Agreement, dated March 7, 2016, among Eversource Energy and the Underwriters named therein
4.1	Seventh Supplemental Indenture establishing the terms of the Notes, dated March 1, 2016, between Eversource Energy and The Bank of New York Mellon Trust Company, N.A., as Trustee
4.2	Form of 2021 Notes (included as Exhibit A to the Seventh Supplemental Indenture filed herewith as Exhibit 4.1)
4.3	Form of 2026 Notes (included as Exhibit B to the Seventh Supplemental Indenture filed herewith as Exhibit 4.1)
5	Legal opinion of Kerry J. Tomasevich, Esq. relating to the validity of the Notes (includes consent)